UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
___________________________________

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2009

EDGEWATER TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20971	71-0788538
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 Harvard Mill Square
Wakefield, Massachusetts 01880

Registrant’s telephone number, including area code: (781) 246-3343

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 10, 2009, the Compensation Committee of the Board of Directors of Edgewater Technology, Inc. (“Edgewater” or the “Company”) approved a twelve-month extension of an existing employment agreement between the Company and David Gallo, the Company’s Chief Operating Officer.  Mr. Gallo’s current employment agreement, as described in the Company’s Schedule 14A Definitive Proxy Statement, which was filed with the Securities and Exchange Commission on April 20, 2009, is now scheduled to expire on June 11, 2010.  No other terms or conditions of Mr. Gallo’s employment agreement were amended.

ITEM 8.01                                OTHER EVENTS

On June 10, 2009, the Company held its 2009 Annual Meeting of Stockholders (the “Annual Meeting”).  A copy of the press release issued by the Company in connection with the Annual Meeting is furnished herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety.

At the Annual Meeting, the Company’s stockholder voted:

1.
to elect the seven (7) candidates listed as nominees in the Company’s Proxy Statement dated April 22, 2009 (the “Proxy Statement”), who are Paul Flynn, Paul Guzzi, Nancy Leaming, Michael Loeb, Shirley Singleton, Barry White and Wayne Wilson, and who will serve until the Company’s 2010 Annual Meeting or until their successors are duly elected and qualified;

2.
to ratify the appointment of Deloitte & Touche LLP, by the Audit Committee of the Board of Directors and the Board of Directors, as independent auditors to audit the accounts of Edgewater for the fiscal year ending December 31, 2009.

The voting results are set forth in Exhibit 99.2 and are incorporated herein by reference.

The information contained in the accompanying Exhibit 99.1 is being “furnished,” as opposed to being “filed” pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be incorporated hereafter by reference into any filing of the Company, where made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.  The information in this report, including the exhibit incorporated hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

ITEM 9.01                                FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit Number                                    Description of Exhibit

99.1	Edgewater Technology, Inc. Press Release dated June 11, 2009.

99.2	Report of Matters Voted Upon by Stockholders.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 11, 2009

EDGEWATER TECHNOLOGY, INC.

By: /s/ Kevin R. Rhodes
Name:  Kevin R. Rhodes
Title: Chief Financial Officer
(Principal Financial Officer)